UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2007

PROVIDENT FINANCIAL HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)
Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

         On April 25, 2007, Provident Financial Holdings, Inc. ("Corporation"), the holding company for Provident Savings Bank, F.S.B., announced that the Corporation posted its Investor Presentation on the Corporation's website, www.myprovident.com, under Presentations in the Investor Relations section. A copy of the Investor Presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits

99.1	Investor Presentation of Provident Financial Holdings, Inc.


SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2007	PROVIDENT FINANCIAL HOLDINGS, INC.

/s/ Donavon P. Ternes Donavon P. Ternes Chief Financial Officer (Principal Financial and Accounting Officer)

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EXHIBIT 99.1

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PROVIDENT

Provident Financial Holdings, Inc.

March 31, 2007

www.myprovident.com

Provident Financial Holdings, Inc.

Safe-Harbor Statement

This presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2006. Forward-looking statements are effective only as of the date that they are made and the Company assumes no obligation to update this information.

Provident Financial Holdings, Inc.

Market Highlights

Provident Financial Holdings, Inc.	
Nasdaq GSM:	PROV
Share price:	$27.51
52-week range:	$26.80 - $33.15
Shares outstanding	6,543,993 shares
Market cap:	$180.0 million
P/E (ttm):	14.04
EPS (ttm):	$1.96
Annual div & yield:	$0.72 (2.62%)
Div distribution date:	12-Mar-07
Div record date:	16-Feb-07
As of March 31, 2007	

PROVIDENT
Provident Financial Holdings, Inc.

Organizational Chart


Provident Financial Holdings (Holding Company)
Mortgage Banking
(Provident Bank Mortgage)
Provident Bank
Community Banking
(Provident Bank)
Provident Financial Corp

Provident Financial Holdings, Inc.

PROV Overview

Regional Banking Services Company Based in the Inland Empire Area of Southern California

- Strong organic growth rate
- Expanding customer base and market
- Strong mortgage operations
- Largest independent community bank headquartered in Riverside County, California

PROVIDENT
Provident Financial Holdings, Inc.

Provident Locations



Pleasanton, Northern California
San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Orange
San Diego
Imperial

Provident Bank

Full Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley - Heacock St.
- Moreno Valley - Iris Ave. (January 2008)
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga
- San Diego

Retail Offices:

- Call Center, Riverside
- Carlsbad
- Corona
- Diamond Bar
- Glendora
- La Quinta
- Rancho Mirage
- Riverside
- Temecula
- Torrance
- Vista

Provident Financial Holdings, Inc.

Attractive Inland Empire Market

- "In 2007, the Inland Empire economy is forecasted to add 37,200 jobs (2.9%). In addition, the low unemployment rate will leave many jobs unfilled."
  Source: April 2007 Inland Empire Quarterly Economic Report.
- "Closing 2006 with a vacancy rate below 10 percent for the 10th consecutive quarter, the Inland Empire began 2007 with trends seen in past quarters - low vacancy rates, rising asking rental rates and increasing under construction activity."
  Source: 1st Quarter 2007 Grubb & Ellis Inland Empire Office Market Trends.
- "The office sector in the Inland Empire has been booming, largely due to the population increasing by 100,000 annually and office employment growing at 7 percent."
  Source: 2007 USC Lusk Center Casden Real Estate Economics Forecast.
- "The Inland Empire is the top market in the nation for new construction of industrial space, the vast majority for warehouses and distribution centers serving the nearly 40 percent of all goods from Asia that pass through the ports of Los Angeles and Long Beach."
  Source: 2007 USC Lusk Center Casden Real Estate Economics Forecast.

Business Strategy

PROVIDENT
Provident Financial Holdings, Inc.

Holding Company

- Prudent share repurchase program
- Prudent cash dividend policy

Provident Bank

- Asset growth - loans vs. investments
- Loan portfolio mix - "preferred loans" vs. single-family loans
- Deposit growth vs. wholesale funding

Provident Bank Mortgage

- Loan origination mix - purchase vs. refinance
- High margin products - e.g. seconds, alt-A fixed and alt-A adjustable loans vs. all other loans

PROV Highlights

Provident Financial Holdings, Inc.

Financial Position:	As of 03/31/2007	As of 12/31/2005
Total assets	$ 1.77 billion	$ 1.58 billion
Loans held for investment	$ 1.39 billion	$ 1.16 billion
Deposits	$ 982.6 million	$ 945.1 million
Equity	$ 131.6 million	$ 130.5 million
Tangible equity	$ 131.6 million	$ 130.4 million

Financial Results:	Quarter Ended 03/31/2007	Quarter Ended 12/31/2005
Net income	$ 2.5 million	$ 8.4 million
Return on average equity	7.60%	26.12%
Return on average assets	0.58%	2.13%
Net interest margin	2.50%	2.87%
Efficiency ratio	59.89%	34.72%
Total loan originations	$ 386.0 million	$ 452.8 million
Provident Bank	$ 54.7 million	$ 52.4 million
Provident Bank Mortgage ...	$ 331.3 million	$ 400.4 million

Provident Financial Holdings, Inc.

Quarterly Net Income


(In Millions)
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$ -
$4.8
$3.4
$4.1
$3.9
$1.5
$2.5
12/05 (1)
03/06
06/06 (2)
09/06 (3)
12/06
03/07
(Quarter Ended)

(1) Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, Net Income was $8.4 million as described in the Form 10-Q for the quarter ended December 31, 2005.

(2) Excluding a $500,000 contribution to the Provident Savings Bank Charitable Foundation. On a GAAP basis, Net Income was $3.8 million as described in the Form 10-K for the fiscal year ended June 30, 2006.

(3) Excluding the gain on sale of real estate of $2.3 million. On a GAAP basis, Net Income was $5.3 million as described in the Form 10-Q for the quarter ended September 30, 2006.

PROVIDENT
Provident Financial Holdings, Inc.

Pre-Tax Income - Operating Segments



(In Millions)
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
-$1.0
$2.1
$6.3
$6.0
$1.2
$6.1
$0.9
$6.1
$2.7
$5.4
$(0.8)
12/05 (1)
03/06
06/06 (2)
09/06 (3)
12/06
03/07
(Quarter Ended)
Community Banking
Mortgage Banking

(1) Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, Pre-Tax Income for Community Banking was $12.5 million as described in the Form 10-Q for the quarter ended December 31, 2005.

(2) Excluding a $500,000 contribution to the Provident Savings Bank Charitable Foundation. On a GAAP basis, Pre-Tax Income for Community Banking was $5.6 million as described in the Form 10-K for the fiscal year ended June 30, 2006.

(3) Excluding the gain on sale of real estate of $2.3 million. On a GAAP basis, Pre-Tax Income for Community Banking was $8.4 million as described in the Form 10-Q for the quarter ended September 30, 2006.

PROVIDENT
Provident Financial Holdings, Inc.

Quarterly Net Interest Income



(In Millions)
$12.0
$11.0
$10.0
$9.0
$8.0
$7.0
$6.0
$11.0
$11.2
$10.9
$10.8
$10.5
$10.7
12/05
03/06
06/06
09/06
12/06
03/07
(Quarter Ended)

Provident Financial Holdings, Inc.

Non-Interest Income



(In Millions)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.7
$3.4
$1.5
$2.7
$1.5
$3.1
$1.6
$3.5
$1.4
$2.9
$1.4
$2.3
12/05 (1)
03/06
06/06
09/06 (2)
12/06
03/07
(Quarter Ended)
Gain on Sale of Loans
Other Fees

(1) Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, Other Fees were $8.0 million as described in the Form 10-Q for the quarter ended December 31, 2005.

(2) Excluding the gain on sale of real estate of $2.3 million. On a GAAP basis, Other Fees were $3.9 million as described in the Form 10-Q for the quarter ended September 30, 2006.

Net Interest Margin



3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
2.87%
3.00%
2.82%
2.68%
2.51%
2.50%
12/05
03/06
06/06
09/06
12/06
03/07
(Quarter Ended)

Provident Financial Holdings, Inc.

Net Interest Margin vs. Fed Funds



5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%

	06/05	09/05	12/05	03/06	06/06	09/06	12/06	03/07
NIM (%)	2.90%	2.80%	2.87%	3.00%	2.82%	2.68%	2.51%	2.50%
Fed Funds (%)	3.25%	3.75%	4.25%	4.75%	5.25%	5.25%	5.25%	5.25%

Operating Expenses



(In Millions)
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$7.8
$8.0
$8.4
$8.2
$8.2
$8.6
12/05
03/06
06/06 (1)
09/06
12/06
03/07
(Quarter Ended)

(1) Excluding a $500,000 contribution to the Provident Savings Bank Charitable Foundation. On a GAAP basis, Operating Expenses were $8.9 million as described in the Form 10-K for the fiscal year ended June 30, 2006.

G&A to Average Assets



2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
1.97%
2.09%
2.13%
2.00%
1.93%
1.97%
12/05
03/06
06/06 (1)
09/06
12/06
03/07
(Quarter Ended)

(1) Excluding a $500,000 contribution to the Provident Savings Bank Charitable Foundation. On a GAAP basis, G&A to Average Assets was 2.26%.

Efficiency Ratio



60.00%
57.50%
55.00%
52.50%
50.00%
47.50%
45.00%
42.50%
40.00%
48.27%
52.19%
54.33%
51.99%
55.77%
59.89%
12/05 (1)
03/06
06/06 (2)
09/06 (3)
12/06
03/07
(Quarter Ended)

(1) Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, the Efficiency Ratio was 34.72% as described in the Form 10-Q for the quarter ended December 31, 2005.

(2) Excluding a $500,000 contribution to the Provident Savings Bank Charitable Foundation. On a GAAP basis, the Efficiency Ratio was 57.54% as described in the Form 10-K for the fiscal year ended June 30, 2006.

(3) Excluding the gain on sale of real estate of $2.3 million. On a GAAP basis, the Efficiency Ratio was 45.37% as described in the Form 10-Q for the quarter ended September 30, 2006.

PROVIDENT
Provident Financial Holdings, Inc.

Return on Average Assets



1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.20%
0.89%
1.04%
0.95%
0.35%
0.58%
12/05 (1)
03/06
06/06 (2)
09/06 (3)
12/06
03/07
(Quarter Ended)

(1) Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, Return on Average Assets was 2.13% as described in the Form 10-Q for the quarter ended December 31, 2005.

(2) Excluding a $500,000 contribution to the Provident Savings Bank Charitable Foundation. On a GAAP basis, Return on Average Assets was 0.96% as described in the Form 10-K for the fiscal year ended June 30, 2006.

(3) Excluding the gain on sale of real estate of $2.3 million. On a GAAP basis, Return on Average Assets was 1.28% as described in the Form 10-Q for the quarter ended September 30, 2006.

Return on Average Equity

Provident Financial Holdings, Inc.



16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
15.00%
10.17%
12.05%
11.36%
4.40%
7.60%
12/05 (1)
03/06
06/06 (2)
09/06 (3)
12/06
03/07
(Quarter Ended)

(1) Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, Return on Average Equity was 26.12% as described in the Form 10-Q for the quarter ended December 31, 2005.

(2) Excluding a $500,000 contribution to the Provident Savings Bank Charitable Foundation. On a GAAP basis, Return on Average Equity was 11.20% as described in the Form 10-K for the fiscal year ended June 30, 2006.

(3) Excluding the gain on sale of real estate of $2.3 million. On a GAAP basis, Return on Average Equity was 15.25% as described in the Form 10-Q for the quarter ended September 30, 2006.

Provident Financial Holdings, Inc.

Diluted Earnings per Share


$0.70
$0.49
$0.60
$0.57
$0.22
$0.39
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
12/05 (1)
03/06
06/06 (2)
09/06 (3)
12/06
03/07
(Quarter Ended)

(1) Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, Diluted Earnings per Share was $1.23 as described in the Form 10-Q for the quarter ended December 31, 2005.

(2) Excluding a $500,000 contribution to the Provident Savings Bank Charitable Foundation. On a GAAP basis, Diluted Earnings per Share was $0.56 as described in the Form 10-K for the fiscal year ended June 30, 2006.

(3) Excluding the gain on sale of real estate of $2.3 million. On a GAAP basis, Diluted Earnings per Share was $0.77 as described in the Form 10-Q for the quarter ended September 30, 2006.

Book Value per Share



4% C.A.G.R.*
$20.20
$20.00
$19.80
$19.60
$19.40
$19.20
$19.00
$18.80
$18.60
$19.12 $19.12
$19.31 $19.30
$19.48 $19.48
$20.09 $20.09
$19.99 $19.99
$20.11 $20.11
12/05
03/06
06/06
09/06
12/06
03/07
(Quarter Ended)
Book Value per Share
Tangible Book Value per Share

* C.A.G.R. - Compound annual growth rate from the quarter ended 12/31/05 through 03/31/07.

PROVIDENT
Provident Financial Holdings, Inc.

Community Banking

PROVIDENT
Bank™

More for you everyday.

PROVIDENT
Provident Financial Holdings, Inc.

Total Assets



10% C.A.G.R.*
(In Millions)
$1,800
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$1,576
$1,563
$1,622
$1,696
$1,770
$1,770
12/05
03/06
06/06
09/06
12/06
03/07
(Quarter Ended)

* C.A.G.R. - Compound annual growth rate from the quarter ended 12/31/05 through 03/31/07.

PROVIDENT
Provident Financial Holdings, Inc.

Loan to Investment Mix



(In Millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$200
$190
$177
$194
$182
$165
15% C.A.G.R.*
$1,162
$1,205
$1,263
$1,306
$1,390
$1,390
12/05
03/06
06/06
09/06
12/06
03/07
(Quarter Ended)
Loans Held for Investment
Investment Securities

* C.A.G.R. - Compound annual growth rate from the quarter ended 12/31/05 through 03/31/07.

Provident Bank Loan Originations (Primarily "Preferred Loans")

Provident Financial Holdings, Inc.


(In Millions)
$120
$100
$80
$60
$40
$20
$0
$52
$109
$86
$70
$94
$55
12/05
03/06
06/06
09/06
12/06
03/07
(Quarter Ended)

Loan Portfolio Mix
(Loans Held for Investment)

PROVIDENT
Provident Financial Holdings, Inc.



(In Millions)
$900
$800
$700
$600
$500
$400
$300
$200
$100
$ -
$834
$547
$9
As of 03/31/2007
Single-Family
"Preferred Loans"
Other



(In Millions)
$900
$800
$700
$600
$500
$400
$300
$200
$100
$ -
$824
$325
$13
As of 12/31/2005
Single-Family
"Preferred Loans"
Other

"Preferred Loans" - Multi-Family, Commercial RE, Construction and Commercial Business loans.

Asset Quality

Non-Performing Assets ("NPA") & NPA to Total Assets


(In Thousands)
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
1.60 %
1.40 %
1.20 %
1.00 %
0.80 %
0.60 %
0.40 %
0.20 %
0.00 %
(Percentage)

	12/05	03/06	06/06	09/06	12/06	03/07
Non-Performing Assets	$849	$1,549	$2,528	$4,426	$13,740	$14,680
NPA to Total Assets	0.05 %	0.10 %	0.16 %	0.26 %	0.78 %	0.83 %

Asset Quality

Provident Financial Holdings, Inc.

Provision for Loan Losses (PLL) & Allowance for Loan Losses to Loans Held for Investment (ALL to LHI)



$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
-$500
(In Thousands)
4.00 %
3.50 %
3.00 %
2.50 %
2.00 %
1.50 %
1.00 %
0.50 %
0.00 %
-0.50 %
(Percentage)

	12/05	03/06	06/06	09/06	12/06	03/07
PLL	-$27	$1,301	-$205	$637	$3,746	$1,185
ALL to LHI	0.79 %	0.87 %	0.81 %	0.82 %	1.04 %	1.12 %

Transaction Accounts, CDs & Borrowings



(In Millions)
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$467
$470
$546
$618
$689
$637
$500
$501
$527
$541
$570
$618
$445
$431
$391
$374
$357
$365
12/05
03/06
06/06
09/06
12/06
03/07
(Quarter Ended)
Transaction Accounts
CDs
Borrowings

Deposit Composition



As of 03/31/2007
(In Millions)
$700
$600
$500
$400
$300
$200
$100
$0
$618
$160
$130
$47
$28
CD's
Savings
Interest Checking
Non-interest Checking
Money Market



As of 12/31/2005
(In Millions)
$500
$400
$300
$200
$100
$0
$500
$225
$133
$51
$36
CD's
Savings
Interest Checking
Non-interest Checking
Money Market

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

PROVIDENT
Bank Mortgage™

Faster funded home loans.

PROVIDENT
Provident Financial Holdings, Inc.

Provident Bank Mortgage Loan Originations



(In Millions)
$400
$350
$300
$250
$200
$150
$100
$50
$0
$99
$301
$42
$250
$83
$284
$48
$311
$79
$310
$37
$294
12/05
03/06
06/06
09/06
12/06
03/07
(Quarter Ended)
Saleable
Portfolio

Provident Financial Holdings, Inc.

PBM Purchase vs. Refinance



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Refinance (%)
Purchase (%)

	12/05	03/06	06/06	09/06	12/06	03/07
Refinance	51%	53%	55%	58%	66%	65%
Purchase	49%	47%	45%	42%	34%	35%

(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

"High Margin" vs. "Low Margin" Products



(In Millions)
$350
$300
$250
$200
$150
$100
$50
$0
$71
$71
$78
$71
$89
$91
$230
$179
$206
$240
$221
$203
12/05
03/06
06/06
09/06
12/06
03/07
(Quarter Ended)
"High Margin" Products
"Low Margin" Products

Provident Financial Holdings, Inc.

Loan Sale Margin



1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.10%
1.01%
0.95%
1.11%
1.00%
0.71%
12/05
03/06
06/06
09/06
12/06
03/07
(Quarter Ended)

Capital Management

Stockholders' Equity

Provident Financial Holdings, Inc.



(In Millions)
$140
$135
$130
$125
$120
$115
$110
$105
$100
$131
$137
$136
$138
$134
$132
12/05
03/06
06/06
09/06
12/06
03/07
(Quarter Ended)

Share Repurchase Program



200,000
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
(# of Shares)

	12/05	03/06	06/06	09/06	12/06	03/07
Shares Repurchased	169,015	21,590	148,564	111,185	190,338	194,580
Average Cost per Share	$27.25	$29.36	$29.65	$30.35	$30.09	$27.62

(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Cash Dividend per Share



$0.18
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
$0.14
$0.15
$0.15
$0.15
$0.18
$0.18
12/05
03/06
06/06
09/06
12/06
03/07
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Consolidated Capital Ratio



8.80%
8.60%
8.40%
8.20%
8.00%
7.80%
7.60%
7.40%
7.20%
7.00%
6.80%
6.60%
8.28% 8.28%
8.76% 8.75%
8.40% 8.40%
8.16% 8.16%
7.56% 7.56%
7.43% 7.43%
12/05
03/06
06/06
09/06
12/06
03/07
(Quarter Ended)
Equity to Assets
Tangible Equity to Assets

Bank Capital Ratio

Provident Financial Holdings, Inc.


Tier 1 Core Capital Ratio
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
8.02%
8.24%
8.08%
7.51%
7.14%
7.15%
12/05
03/06
06/06
09/06
12/06
03/07
(Quarter Ended)

Stock Performance

PROVIDENT
Provident Financial Holdings, Inc.



$120
$115
$110
$105
$100
$95
$90

	Sep 2005	Dec 2005	Mar 2006	Jun 2006	Sep 2006	Dec 2006	Feb 2007
PROV	$100	$94	$117	$109	$110	$118	$106
Nasdaq Bank Index	$100	$102	$108	$107	$109	$112	$110
Nasdaq Stock Index	$100	$103	$109	$101	$105	$110	$110

Assumes that the value of the investment in the Company's Common Stock and in each Index was $100 on September 30, 2005 and that all dividends were reinvested.

PROVIDENT

Provident Financial Holdings, Inc.

PROV
NASDAQ
LISTED

www.myprovident.com